MUNIYIELD
                                                               NEW JERSEY
                                                               FUND, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               November 30, 1999

                         MUNIYIELD NEW JERSEY FUND, INC.

The Benefits and
Risks of
Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                              MuniYield New Jersey Fund, Inc., November 30, 1999

TO OUR SHAREHOLDERS

For the year ended November 30, 1999, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.858 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 6.31%, based on a month-end per share net asset value of $13.60. Over the same period, the total investment return on the Fund's Common Stock was -7.48%, based on a change in per share net asset value from $15.93 to $13.60, and assuming reinvestment of $0.873 per share ordinary income dividends and $0.309 per share capital gains distributions.

For the six-month period ended November 30, 1999, the total investment return on the Fund's Common Stock was -6.93%, based on a change in per share net asset value from $15.09 to $13.60, and assuming reinvestment of $0.427 per share income dividends.

For the six-month period ended November 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.36%.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended November 30, 1999. Continued strong US employment growth and consumer spending were among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June, August and November. US Treasury bond yields reacted by climbing above 6.375% by late October and into November. During the period, yields on 30-year US Treasury bonds increased over 45 basis points (0.45%).

Long-term tax-exempt bond yields also rose during the six months ended November 30, 1999. For much of the first half of 1999, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 70 basis points to 6.14% by November 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. Over the last year, more than $230 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past six months, over $115 billion in long-term tax-exempt bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Over the past three months, approximately $55 billion in securities was issued by municipalities nationally. This quarterly issuance represented a decline of over 5% when compared to the same period in 1998. It is likely that many tax-exempt issuers have accelerated their financings in recent months to avoid any potential Year 2000 (Y2K)-related disruptions at year-end. It is likely that this increased new-issue volume in October and November is at the expense of future bond issuance, particularly in early 2000. Consequently, the municipal market's positive technical position is likely to continue into early next year.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At November 30, 1999, long-term uninsured municipal revenue bond yields were almost 98% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Y2K problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. We believe Y2K considerations have prohibited any further Federal Reserve Board moves from the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

The volatility that characterized the municipal market during the six months ended November 30, 1999 is in sharp contrast to the relative stability that typified the environment for the prior six months. The degree and suddenness of the decline caught many investors by surprise since few anticipated the extent to which tax-exempt yields would climb relative to their taxable counterparts. Much emphasis was placed on the favorable implications of a sharp reduction in new-issue supply coupled with vigorous retail investor demand. Instead, institutional selling proved to be the market's undoing as both mutual funds and casualty insurers moved aggressively to liquidate tax-exempt holdings. As a consequence, yields on long-term municipal bonds once again approached 100% of Treasury bond yields. For this reason, they represented one of the more compelling values in the fixed-income marketplace.

Developments within the New Jersey municipal market mirrored those of the overall marketplace. The one exception proved to be issuance which, in contrast to the 15% reduction nationwide, actually increased by 11% as compared to one year ago. One large issue accounted for most of the upsurge and, as a consequence, had no significant impact on relative trading values.

At the beginning of the six-month period, our investment outlook called for a fairly stable interest rate environment. We reduced our cash reserve position on the expectation that an income-oriented approach would generate the most favorable return. While we achieved modest success through the use of selective hedging strategies, hindsight suggests that Fund performance would have benefited from a more consistent and prolonged defensive strategy designed to preserve unrealized gains from last year's market rally. More recently, with long-term


                                     2 & 3

                              MuniYield New Jersey Fund, Inc., November 30, 1999

interest rates at their highest level in over two years, we have turned our efforts to seeking to limit tax liabilities through a program designed to offset existing capital gains with the realization of losses incurred in recent months.

Despite the volatility experienced on longer-dated maturities, our cost of borrowing remained far more stable as short-term tax-exempt interest rates fluctuated within a relatively narrow range. Since this occurred in the midst of a restrictive monetary policy, the resiliency of this incremental yield pick up remains one of the more attractive aspects of MuniYield New Jersey Fund, Inc. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

We are comfortable with the Fund's current position given the absolute level of long-term interest rates as well as the inherent value in the tax-exempt sector. Economic fundamentals point to a modestly slower pace of economic growth with no solid evidence of a broad-based pickup in inflation. Investors' increased level of comfort with Federal Reserve Board policy combined with a favorable seasonal outlook for municipal bonds suggest a more constructive outlook may soon be warranted.

In Conclusion

On September 23, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniVest New Jersey Fund, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by Fund Asset Management, L.P.

We appreciate your ongoing interest in MuniYield New Jersey Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

January 7, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P     Moody's   Face
STATE                 Ratings   Ratings   Amount     Issue                                                             Value
==============================================================================================================================
New Jersey -- 93.7%   AAA       Aaa       $ 1,100    Camden County, New Jersey, Municipal Utilities Authority,
                                                     Sewer Revenue Refunding Bonds (County Agreement), 5.25%
                                                     due 7/15/2017 (b)                                                $  1,045
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,100    Cape May County, New Jersey, Industrial Pollution Control
                                                     Financing Authority Revenue Bonds (Atlantic City Electric
                                                     Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)           2,317
                      --------------------------------------------------------------------------------------------------------
                                                     East Orange, New Jersey, Board of Education, COP:
                      AAA       Aaa         1,000      5.34%** due 2/01/2019 (c)                                           321
                      AAA       Aaa         2,845      5.202%** due 8/01/2026                                              573
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa           750    Essex County, New Jersey, Improvement Authority, Parking
                                                     Facility Revenue Refunding Bonds, 5% due 10/01/2022 (a)               672
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,000    Gloucester County, New Jersey, Industrial Pollution Control
                                                     Financing Authority, Revenue Refunding Bonds (Mobil Oil
                                                     Refining Corp. Project), 5.625% due 12/01/2028                        962
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa         4,880    Hudson County, New Jersey, COP, Refunding (Correctional
                                                     Facilities), 6.60% due 12/01/2021 (d)                               5,144
                      --------------------------------------------------------------------------------------------------------
                      AAA       NR*         5,000    Hudson County, New Jersey, Improvement Authority, Facility
                                                     Lease Revenue Refunding Bonds, RIB, Series 34, 6.605% due
                                                     10/01/2024 (b)(e)                                                   4,419
                      --------------------------------------------------------------------------------------------------------
                      AA        Aa2         2,600    Jersey City, New Jersey, School, GO, 6.65% due 2/15/2002 (g)        2,769
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,750    Middlesex County, New Jersey, COP, 4.85% due 6/15/2023 (d)          1,514
                      --------------------------------------------------------------------------------------------------------
                                                     Middlesex County, New Jersey, Improvement Authority, Utility
                                                     System Revenue Bonds (Perth Amboy Project), Series B (a):
                      AAA       Aaa         1,000      5.16%** due 9/01/2023                                               241
                      AAA       Aaa           500      5.16%** due 9/01/2024                                               113
                      AAA       Aaa         1,000      5.16%** due 9/01/2025                                               212
                      AAA       Aaa         1,300      5.16%** due 9/01/2026                                               259
                      --------------------------------------------------------------------------------------------------------
                      A1+       NR*           700    New Jersey EDA, Economic Development Revenue Refunding Bonds
                                                     (Foreign Trade Zone Project), VRDN, 3.75% due 12/01/2007 (f)          700
                      --------------------------------------------------------------------------------------------------------
                                                     New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                                     (Fellowship Village), Series A:
                      BBB-      NR*         1,250      5.50% due 1/01/2018                                               1,104
                      BBB-      NR*         3,000      5.50% due 1/01/2025                                               2,586
                      --------------------------------------------------------------------------------------------------------

================================================================================
Portfolio
Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
COP  Certificates of Participation
EDA  Economic Development Authority
GO   General Obligation Bonds
RIB  Residual Interest Bonds
RITR Residual Interest Trust Receipts
VRDN Variable Rate Demand Notes


                                     4 & 5

                              MuniYield New Jersey Fund, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P     Moody's   Face
STATE                 Ratings   Ratings   Amount     Issue                                                             Value
==============================================================================================================================
New Jersey            AAA       Aaa       $ 5,000    New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
(concluded)                                          (NUI Corporation Project), Series A, 6.35% due 10/01/2022 (a)     $ 5,153
                      --------------------------------------------------------------------------------------------------------
                                                     New Jersey EDA, Revenue Bonds (Saint Barnabas Medical Center
                                                     Project), Series A (d):
                      NR*       Aaa         4,000      5.55%** due 7/01/2017                                             1,417
                      NR*       Aaa         5,435      5.47%** due 7/01/2018                                             1,798
                      NR*       Aaa         1,000      5.18%** due 7/01/2023                                               241
                      NR*       Aaa         7,445      6.30%** due 7/01/2024                                             1,691
                      NR*       Aaa         8,350      5.20%** due 7/01/2025                                             1,777
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa        10,000    New Jersey EDA, Revenue Bonds (Transportation Project),
                                                     Sublease, Series A, 5.875% due 5/01/2015 (c)                       10,199
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,500    New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                                     Corporation), 6.50% due 7/01/2024 (c)                               2,630
                      --------------------------------------------------------------------------------------------------------
                      NR*       Aa3        10,750    New Jersey EDA, Solid Waste Disposal Facilities Revenue
                                                     Bonds (Garden State Paper Company), 7.125% due 4/01/2022           11,417
                      --------------------------------------------------------------------------------------------------------
                                                     New Jersey EDA, Water Facilities Revenue Bonds, AMT (b):
                      AAA       Aaa         2,000      (American Water Company Inc. Project), 6% due 5/01/2036           2,000
                      AAA       Aaa         2,500      RITR, Series 34, 6.42% due 5/01/2032 (e)                          2,087
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,800    New Jersey Health Care Facilities Financing Authority, Health
                                                     System Revenue Bonds (Catholic Health East), Series E,
                                                     4.75% due 11/15/2029 (a)                                            2,306
                      --------------------------------------------------------------------------------------------------------
                                                     New Jersey Health Care Facilities Financing Authority, Revenue
                                                     Refunding Bonds:
                      A-        A3          6,060      (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011     6,410
                      BBB       NR*         2,000      (Christian Health Care Center), Series A, 5.25% due 7/01/2013     1,740
                      AAA       Aaa         1,000      (Community Medical Center/Kimball), 5.25% due 7/01/2011 (c)         998
                      AAA       Aaa         3,000      (Hackensack University Medical Center), Series B, 5.20% due
                                                       1/01/2028 (d)                                                     2,699
                      BBB+      NR*         3,500      (Holy Name Hospital), 6% due 7/01/2025                            3,238
                      AAA       Aaa         2,500      (Meridian Health System Obligation Group), 5.25% due
                                                       7/01/2019 (c)                                                     2,321
                      BBB-      Baa3        2,450      (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020     2,296
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa         3,000    New Jersey Sports and Exposition Authority, Convention Center,
                                                     Luxury Tax Revenue Refunding Bonds, 5% due 9/01/2015 (d)            2,798
                      --------------------------------------------------------------------------------------------------------
                                                     New Jersey State Educational Facilities Authority, Higher
                                                     Educational Revenue Bonds (Saint Peters College),
                                                     Series B (g):
                      BBB       Baa3        3,355      6.80% due 7/01/2002                                               3,606
                      BBB       Baa3        3,600      6.85% due 7/01/2002                                               3,873
                      --------------------------------------------------------------------------------------------------------
                                                     New Jersey State Educational Facilities Authority, Revenue
                                                     Refunding Bonds:
                      AAA       Aaa         1,990      (Seton Hall University Project), 5.25% due 7/01/2013 (a)          1,954
                      A         A3          6,030      (Stevens Institute of Technology), Series A, 6.80% due
                                                       7/01/2002 (g)                                                     6,481
                      --------------------------------------------------------------------------------------------------------
                      AA+       Aa1         2,105    New Jersey State, GO, AMT, 7.05% due 7/15/2005 (g)                  2,365
                      --------------------------------------------------------------------------------------------------------
                      AA+       Aa1         4,800    New Jersey State, GO, Refunding, Series F, 5.50% due 8/01/2011      4,967
                      --------------------------------------------------------------------------------------------------------
                      NR*       Aaa         5,000    New Jersey State Higher Education Assistance Authority,
                                                     Student Loan Revenue Bonds, RIB, AMT, Series 18, 6.375%
                                                     due 6/01/2017 (a)(e)                                                4,480
                      --------------------------------------------------------------------------------------------------------
                                                     New Jersey State Housing and Mortgage Finance Agency, Home
                                                     Buyer Revenue Bonds, AMT (d):
                      AAA       Aaa         3,640      Series M, 7% due 10/01/2026                                       3,852
                      AAA       Aaa         3,335      Series U, 5.60% due 10/01/2012                                    3,354
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa           500    New Jersey State Housing and Mortgage Finance Agency, Home
                                                     Buyer Revenue Refunding Bonds, Series Z, 5.70% due 10/01/2017         495
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,000    New Jersey State Transit Corporation, COP, 6.50% due
                                                     10/01/2016 (c)                                                      2,162
                      --------------------------------------------------------------------------------------------------------
                                                     New Jersey State Transportation Trust Fund Authority Revenue
                                                     Bonds (Transportation System), Series A:
                      AA-       Aa2         7,500      5.125% due 6/15/2015                                              7,096
                      AAA       Aaa         2,210      5% due 6/15/2018 (c)                                              2,004
                      --------------------------------------------------------------------------------------------------------
                                                     North Brunswick Township, New Jersey, GO:
                      NR*       A1          1,190      6.50% due 5/15/2012                                               1,260
                      NR*       A1          1,400      6.50% due 5/15/2013                                               1,482
                      --------------------------------------------------------------------------------------------------------
                                                     Port Authority of New York and New Jersey, Consolidated
                                                     Revenue Bonds:
                      AA-       A1          4,000      93rd Series, 6.125% due 6/01/2094                                 4,137
                      AAA       Aaa         2,300      104th Series, 4.75% due 1/15/2026 (a)                             1,923
                      --------------------------------------------------------------------------------------------------------
                      NR*       Aaa         4,325    Port Authority of New York and New Jersey, RITR, AMT, 108th
                                                     Series, 7.385% due 1/15/2017 (c)(e)                                 4,376
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,500    Port Authority of New York and New Jersey, Special Obligation
                                                     Revenue Bonds (JFK International Air Terminal Project), AMT,
                                                     Series 6, 5.75% due 12/01/2025 (d)                                  2,431
                      --------------------------------------------------------------------------------------------------------
                      A1+       VMIG1+      1,400    Port Authority of New York and New Jersey, Special Obligation
                                                     Revenue Refunding Bonds (Versatile Structure Obligation),
                                                     VRDN, AMT, Series 1R, 3.85% due 8/01/2028 (f)                       1,400
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,160    Rancocas Valley, New Jersey, Regional High School District,
                                                     GO, 5.30% due 2/01/2025                                             1,079
                      --------------------------------------------------------------------------------------------------------
                      AA        A1          2,700    Rutgers State University, New Jersey, Revenue Bonds, Series A,
                                                     4.75% due 5/01/2029                                                 2,236
                      --------------------------------------------------------------------------------------------------------
                      AA        A1          2,275    Rutgers State University, New Jersey, Revenue Refunding Bonds
                                                     (State University of New Jersey), Series A, 6.50% due 5/01/2018     2,395
                      --------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,250    South Jersey Transportation Authority, New Jersey,
                                                     Transportation System Revenue Refunding Bonds, 5%
                                                     due 11/01/2029 (a)                                                  4,609
                      --------------------------------------------------------------------------------------------------------
                      AA+       Aaa           635    Union County, New Jersey, Improvement Authority, Revenue
                                                     Refunding Bonds (County Guaranteed Lease), 5.30%
                                                     due 11/15/2006                                                        655
                      --------------------------------------------------------------------------------------------------------
                      NR*       Aaa         3,440    Union County, New Jersey, Utilities Authority, RITR, Series
                                                     38, 6.42% due 6/01/2020 (e)                                         3,079
                      --------------------------------------------------------------------------------------------------------
                                                     West Windsor -- Plainsboro, New Jersey, Regional School
                                                     District, GO, Refunding (b):
                      AAA       Aaa         2,500      4.75% due 9/15/2020                                               2,161
                      AAA       Aaa         2,500      4.75% due 9/15/2021                                               2,152
==============================================================================================================================
Puerto Rico -- 3.7%   AAA       Aaa         1,000    Puerto Rico Commonwealth, GO, Refunding, Public Improvement,
                                                     4.50% due 7/01/2023 (a)                                               816
                      --------------------------------------------------------------------------------------------------------
                      A1+       VMIG1+      1,600    Puerto Rico Commonwealth, Highway and Transportation
                                                     Authority, Transportation Revenue Refunding Bonds,
                                                     VRDN, Series A, 3.65% due 7/01/2028 (a)(f)                          1,600
                      --------------------------------------------------------------------------------------------------------


                                     6 & 7

                              MuniYield New Jersey Fund, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P     Moody's   Face
STATE                 Ratings   Ratings   Amount     Issue                                                             Value
==============================================================================================================================
Puerto Rico           AAA       Aaa       $ 5,000    Puerto Rico Public Buildings Authority Revenue Bonds
(concluded)                                          (Government Facilities), Series B, 5% due 7/01/2027 (a)           $ 4,395
==============================================================================================================================
                      Total Investments (Cost -- $181,672) -- 97.4%                                                    179,042

                      Other Assets Less Liabilities -- 2.6%                                                              4,718
                                                                                                                      --------
                      Net Assets -- 100.0%                                                                            $183,760
                                                                                                                      ========
==============================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
(g)   Prerefunded.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of November 30, 1999 were as follows:

------------------------------------------------
                                      Percent of
S&P Rating/Moody's Rating             Net Assets
------------------------------------------------
AAA/Aaa ..............................    56.5%
AA/Aa ................................    20.4
A/A ..................................     8.5
BBB/Baa ..............................    10.0
Other+ ...............................     2.0
------------------------------------------------

+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of November 30, 1999
=================================================================================================================
Assets:        Investments, at value (identified cost -- $181,672,203) .........                    $ 179,041,691
               Cash ............................................................                           45,887
               Receivables:
                 Interest ......................................................   $   3,283,300
                 Securities sold ...............................................       1,592,750        4,876,050
                                                                                   -------------
               Prepaid expenses and other assets ...............................                           71,977
                                                                                                    -------------
               Total assets ....................................................                      184,035,605
                                                                                                    -------------
=================================================================================================================
Liabilities:   Payables:
                 Dividends to shareholders .....................................         210,261
                 Investment adviser ............................................           5,009          215,270
                                                                                   -------------
               Accrued expenses and other liabilities ..........................                           59,952
                                                                                                    -------------
               Total liabilities ...............................................                          275,222
                                                                                                    -------------
=================================================================================================================
Net Assets:    Net assets ......................................................                    $ 183,760,383
                                                                                                    =============
=================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.05 per share (2,400 shares of
                 AMPS* issued and outstanding at $25,000 per share liquidation
                 preference) ...................................................                    $  60,000,000
                 Common Stock, par value $.10 per share (9,100,783 shares issued
                 and outstanding) ..............................................   $     910,078
               Paid-in capital in excess of par ................................     127,438,759
               Undistributed investment income -- net ..........................       1,284,122
               Accumulated realized capital losses on investments -- net .......         (58,794)
               Accumulated distributions in excess of realized capital gains on
               investments .....................................................      (3,183,270)
               Unrealized depreciation on investments -- net ...................      (2,630,512)
                                                                                   -------------
               Total -- Equivalent to $13.60 net asset value per share of Common
               Stock (market price -- $12.25) ..................................                      123,760,383
                                                                                                    -------------
               Total capital ...................................................                    $ 183,760,383
                                                                                                    =============
=================================================================================================================

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                       For the Year Ended November 30, 1999
=========================================================================================================================
Investment             Interest and amortization of premium and discount earned ...........                  $ 11,080,603
Income:
=========================================================================================================================
Expenses:              Investment advisory fees ...........................................   $    973,555
                       Commission fees ....................................................        152,208
                       Professional fees ..................................................         67,332
                       Accounting services ................................................         61,024
                       Transfer agent fees ................................................         57,189
                       Directors' fees and expenses .......................................         23,119
                       Printing and shareholder reports ...................................         22,495
                       Listing fees .......................................................         16,630
                       Custodian fees .....................................................         14,992
                       Pricing fees .......................................................         11,569
                       Other ..............................................................         16,819
                                                                                              ------------
                       Total expenses .....................................................                     1,416,932
                                                                                                             ------------
                       Investment income -- net ...........................................                     9,663,671
                                                                                                             ------------
=========================================================================================================================
Realized &             Realized loss on investments -- net ................................                    (1,543,155)
Unrealized Loss on     Change in unrealized appreciation/depreciation on investments -- net                   (16,500,165)
Investements -- Net:                                                                                         ------------
                       Net Decrease in Net Assets Resulting from Operations ...............                    (8,379,649)
                                                                                                             ============
=========================================================================================================================

                       See Notes to Financial Statements.


                                     8 & 9

                              MuniYield New Jersey Fund, Inc., November 30, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Year Ended November 30,
                                                                                           -------------------------------
                   Increase (Decrease) in Net Assets:                                            1999             1998
=========================================================================================================================
Operations:        Investment income -- net ............................................   $   9,663,671    $  10,090,941
                   Realized gain (loss) on investments -- net ..........................      (1,543,155)       3,971,836
                   Change in unrealized appreciation/depreciation on investments -- net      (16,500,165)        (242,972)
                                                                                           -------------    -------------
                   Net increase (decrease) in net assets resulting from operations .....      (8,379,649)      13,819,805
                                                                                           -------------    -------------
=========================================================================================================================
Dividends &        Investment income -- net:
Distributions to     Common Stock ......................................................      (7,926,649)      (7,921,213)
Shareholders:        Preferred Stock ...................................................      (1,687,968)      (1,914,624)
                   Realized gain on investments -- net:
                     Preferred Stock ...................................................              --         (260,736)
                   In excess of realized gain on investments -- net:
                     Common Stock ......................................................      (2,790,654)              --
                     Preferred Stock ...................................................        (392,616)              --
                                                                                           -------------    -------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders .....................................................     (12,797,887)     (10,096,573)
                                                                                           -------------    -------------
=========================================================================================================================
Capital Stock      Value of shares issued to Common Stock shareholders in reinvestment
Transactions:      of dividends and distributions ......................................       1,678,698        1,902,991
                                                                                           -------------    -------------
=========================================================================================================================
Net Assets:        Total increase (decrease) in net assets .............................     (19,498,838)       5,626,223
                   Beginning of year ...................................................     203,259,221      197,632,998
                                                                                           -------------    -------------
                   End of year* ........................................................   $ 183,760,383    $ 203,259,221
                                                                                           =============    =============
=========================================================================================================================
                  *Undistributed investment income -- net ..............................   $   1,284,122    $   1,232,997
                                                                                           =============    =============
=========================================================================================================================

                   See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been
                      derived from information provided in the financial
                      statements.                                                     For the Year Ended November 30,
                                                                          --------------------------------------------------------
                      Increase (Decrease) in Net Asset Value:               1999        1998        1997        1996        1995
==================================================================================================================================
Per Share             Net asset value, beginning of year ...............  $  15.93    $  15.51    $  15.46    $  15.56    $  13.22
Operating                                                                 --------    --------    --------    --------    --------
Performance:          Investment income -- net .........................      1.06        1.13        1.14        1.14        1.17
                      Realized and unrealized gain (loss)
                      on investments -- net ............................     (1.98)        .42         .05        (.10)       2.33
                                                                          --------    --------    --------    --------    --------

                      Total from investment operations .................      (.92)       1.55        1.19        1.04        3.50
                                                                          --------    --------    --------    --------    --------
                      Less dividends and distributions to Common Stock
                      shareholders:
                       Investment income -- net ........................      (.87)       (.89)       (.91)       (.91)       (.90)
                       In excess of realized gain on investments -- net       (.31)         --          --          --          --
                                                                          --------    --------    --------    --------    --------
                      Total dividends and distributions to Common Stock
                      shareholders .....................................     (1.18)       (.89)       (.91)       (.91)       (.90)
                                                                          --------    --------    --------    --------    --------
                      Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred Stock
                       shareholders:
                        Investment income -- net .......................      (.19)       (.21)       (.23)       (.23)       (.26)
                                                                          --------    --------    --------    --------    --------
                        In excess of realized gain on investments -- net      (.04)       (.03)         --          --          --
                                                                          --------    --------    --------    --------    --------
                      Total effect of Preferred Stock activity .........      (.23)       (.24)       (.23)       (.23)       (.26)
                                                                          --------    --------    --------    --------    --------
                      Net asset value, end of year .....................  $  13.60    $  15.93    $  15.51    $  15.46    $  15.56
                                                                          ========    ========    ========    ========    ========
                      Market price per share, end of year ..............  $  12.25    $  16.75    $15.5625    $  14.50    $  13.75
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Total Investment      Based on market price per share ..................    (20.75%)     13.89%      13.96%      12.34%      21.26%
Return:*                                                                  ========    ========    ========    ========    ========
                      Based on net asset value per share ...............     (7.48%)      8.68%       6.52%       5.84%      25.85%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Ratios Based on       Total expenses** .................................      1.05%       1.02%       1.04%       1.04%       1.07%
Average Net Assets                                                        ========    ========    ========    ========    ========
Of Common Stock:      Total investment income -- net** .................      7.16%       7.24%       7.48%       7.41%       7.86%
                                                                          ========    ========    ========    ========    ========
                      Amount of dividends to Preferred Stock
                      shareholders......................................      1.25%       1.37%       1.50%       1.48%       1.73%
                                                                          ========    ========    ========    ========    ========
                      Investment income -- net, to Common Stock
                      shareholders......................................      5.91%       5.87%       5.98%       5.93%       6.13%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Ratios Based on       Total expenses ...................................       .73%        .71%        .72%        .72%        .73%
Total Average Net                                                         ========    ========    ========    ========    ========
Assets:+**            Total investment income -- net ...................      4.95%       5.03%       5.14%       5.18%       5.40%
==================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ........      2.81%       3.19%       3.35%       3.35%       3.75%
Average Net Assets                                                        ========    ========    ========    ========    ========
Of Preferred Stock:
==================================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of year
Data:                 (in thousands) ...................................  $123,760    $143,259    $137,633    $136,483    $137,355
                                                                          ========    ========    ========    ========    ========
                      Preferred Stock outstanding, end of year
                      (in thousands)....................................  $ 60,000    $ 60,000    $ 60,000    $ 60,000    $ 60,000
                                                                          ========    ========    ========    ========    ========
                      Portfolio turnover ...............................     57.94%      46.83%      30.50%      49.76%      32.79%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Leverage:             Asset coverage per $1,000 ........................  $  3,063    $  3,388    $  3,294    $  3,275    $  3,289
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Dividends Per Share   Investment income -- net .........................  $    703    $    798    $    838    $    837    $    938
On Preferred Stock                                                        ========    ========    ========    ========    ========
Outstanding:
==================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

**    Do not reflect the effect of dividends to Preferred Stock shareholders.

+     Includes Common and Preferred Stock average net assets.

      See Notes to Financial Statements.


                                    10 & 11

                              MuniYield New Jersey Fund, Inc., November 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences have been reclassified as follows: $396 between paid-in capital in excess of par and undistributed net investment income; $9 between paid-in capital in excess of par and accumulated net realized capital losses; and $1,675 between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1999 were $109,129,781 and $114,859,742, respectively.

Net realized losses for the year ended November 30, 1999 and net unrealized losses as of November 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Losses               Losses
--------------------------------------------------------------------------------
Long-term investments ................         $(1,543,155)         $(2,630,512)
                                               -----------          -----------
Total ................................         $(1,543,155)         $(2,630,512)
                                               ===========          ===========
--------------------------------------------------------------------------------

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $3,194,710, of which $4,393,119 related to appreciated securities and $7,587,829 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $182,236,401.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended November 30, 1999 and November 30, 1998 increased by 106,361 and 120,384, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 1999 was 4.10%.

Shares issued and outstanding during the years ended November 30, 1999 and November 30, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended November 30, 1999, Merrill Lynch, Pierce,


                                    12 & 13

                              MuniYield New Jersey Fund, Inc., November 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

Fenner & Smith Incorporated, an affiliate of FAM, earned $94,226 as commissions.

5. Capital Loss Carryforward:

At November 30, 1999, the Fund had a net capital loss carryforward of approximately $1,860,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On September 23, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniVest New Jersey Fund, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by FAM.

7. Subsequent Event:

On December 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067000 per share, payable on December 30, 1999 to shareholders of record as of December 23, 1999.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc., as of November 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
January 11, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniYield New Jersey Fund, Inc. during its taxable year ended November 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the per share taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                          Payable     Ordinary    Long-Term
                                           Date        Income   Capital Gains*
--------------------------------------------------------------------------------
Common Stock Shareholders                 12/30/98    $.001077    $.309188
--------------------------------------------------------------------------------
Preferred Stock Shareholders              12/03/98      --        $21.40
                                          12/10/98    $.19        $27.37
                                          12/17/98    $.18        $25.77
                                          12/24/98    $.19        $27.29
                                          12/31/98    $.19        $28.18
                                           1/07/99    $.16        $26.19
                                           1/14/99    $.04        $ 6.44
--------------------------------------------------------------------------------
*     All of the distributions are subject to the 20% tax rate.

      Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    14 & 15

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and
  Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYJ

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New Jersey
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16381--11/99


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